OTHER CURRENT ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2020
OTHER CURRENT ASSETS, NET
Schedule of Other Current Assets Net

Other current assets, net, consist of the following:

	As of December 31,
	2019			2020
	Gross	Allowance	Net	Gross	Allowance	Net

Input VAT receivable(i)	$6,387	$—	$6,387	$5,162	$—	$5,162
Prepaid selling and marketing fees	272	(125)	147	292	(133)	159
Short-term deposits	4,670	—	4,670	5,110	—	5,110
Stock subscriptions receivable(ii)	—	—	—	2,531	—	2,531
Prepaid income tax	261	(188)	73	248	(201)	47
Prepaid individual income tax and other employee advances	260	(121)	139	397	(129)	268
Loans to third parties (iii)	37,769	(37,719)	50	40,391	(40,244)	147
Receivable from third party (iv)	3,705	(2,283)	1,422	5,187	(2,417)	2,770
Receivable from non-controlling interest holders	1,002	(1,002)	—	1,069	(1,069)	—
Receivable from AM Advertising and its subsidiaries (v)	22,445	(8,678)	13,767	23,947	(9,259)	14,688
Other prepaid expenses	6,375	(4,285)	2,090	6,158	(4,504)	1,654
Others	51	—	51	64	—	64

Total	$83,197	$(54,401)	$28,796	$90,556	$(57,956)	$32,600
(i)

Input VAT receivable decreased by $1,225 from $6,387 as of December 31, 2019 to $5,162 as of December 31, 2020 was mainly due to non-deductible input VAT that was generated in prior years of $1,318 which was recognized for the year ended December 31, 2020. In 2020, economy was adversely affected by the unpredictable COVID-19 and the Group expected that it would be remote to receive invoices to certify the estimated input VAT.

(ii)

On December 30, 2020, the Group issued 23,876,308 ordinary shares to purchase computer servers valued at $2,531, which are specifically designed for mining cryptocurrencies and have been subsequently transferred to the Group in January 2021.

(iii)

These third parties provide outdoor advertising services to their customers. Loans to third parties are in order to secure them to provide advertising services at prime locations to the Group. As of December 31, 2019 and 2020, the Group had balance of various loan agreements with third parties with aggregated amount of $37,769 and $40,391, respectively with the terms of one year. The interest rates were from 4.35% to 5% without any assets pledged for the years ended December 31, 2019 and 2020, respectively. As of December 31, 2019 and 2020, the bad debt allowance for loan to third parties amounted to $37,719 and $40,244, respectively.

(iv)

Receivable from third party mainly represented the concession fee deposits of Guangzhou Meizheng for the ceased operations in providing Wi-Fi services on trains that is expected to be refunded within one year and the refund receivable of concession fee from an airline company. As of December 31, 2019 and 2020, the management conducted a review on the outstanding balance and recorded bad debt provision on other current assets for which the collectability is assessed to be remote. As of December 31, 2019 and 2020, the bad debt allowance was $2,283 and $2,417, respectively.

(v)

Receivable from AM Advertising and its subsidiaries balance amounted to $22,445 and $23,947 as of December 31, 2019 and 2020, respectively. As of December 31, 2019 and 2020, $8,678 and $9,259 of bad debt allowance were made for the receivable balance, respectively. The net balance $14,688 as of December 31, 2020 represents the loan due from AM advertising to support its operations of RMB88.0 million in principal balance and RMB7.8 million in interests. See Note 19 (b) for further discussion of AM advertising.